AMENDMENT NUMBER ONE
to

PURCHASE AGREEMENT
and the
NOTE

Dated March 20, 2023

between
CISO GLOBAL, INC.
and
HENSLEY & COMPANY d/b/a Hensely Beverage Company

This Amendment, effective the 25th of March, 2025, is made by and between CISO Global, Inc. ("Issuer" or "Company") and Hensley & Company ("Purchaser" or "Holder").

RECITALS

WHEREAS, Hensley & Company, Purchaser, subscribed for and agreed to purchase the Note made the subject of this Agreement.

WHEREAS, CISO Global, Inc., Issuer, agreed to issue the Note to Purchaser.

AMENDMENT TO AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, both Parties agree to extend the Maturity Date of the Note.

The Company and the Holder mutually agree it is in their best interest to extend the Maturity Date of the Note, and have agreed to the following amendments to the Note:

"Maturity Date" as defined in Section 1 of the Note has been amended to mean March 20, 2026.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Amendment Number One to the Agreement and Note as of the date first set forth above.

CISO GLOBAL, INC.

Signed by:
By: David G. Jemmett
BB2C98851424487...
David Jemmett
Chief Executive Officer

Hensley & Company

DocuSigned by:
By: Andrew K. McCain
2A570F4C8B5D409...
Name: Andrew K. McCain